                                                                   Exhibit 10.21

             FIRST AMENDMENT TO CREDIT AGREEMENT, WAIVER AND CONSENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT, WAIVER AND CONSENT (this "FIRST AMENDMENT") is entered into as of May 20, 1999 among 1-800-FLOWERS.COM, INC., formerly known as 1-800-Flowers, Inc., a Delaware corporation (the "COMPANY"), and THE CHASE MANHATTAN BANK, a New York banking corporation (the "LENDER").

            WHEREAS, the Company and the Lender entered into a Credit Agreement dated as of March 19, 1999 (the "CREDIT AGREEMENT"), pursuant to which the Lender agreed to make available to the Company a term loan and revolving credit facility;

            WHEREAS, the Company anticipates the consummation of a private placement of equity securities and an initial public offering of the Company's common stock pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended (collectively, the "Transactions");

            WHEREAS, in contemplation of the consummation of such Transactions and in connection with certain changes in the Company's accounting policies that have been implemented in preparation for such Transactions, the Company has requested that the Lender agree to certain amendments to the Credit Agreement, and provide certain waivers and consents in connection therewith, and the Lender has agreed to such request, subject to the terms and conditions of this First Amendment.

            NOW, THEREFORE, the parties hereto agree as follows:

1. DEFINITIONS; REFERENCES; INTERPRETATION.

            (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof and in the Consent and Agreement of Guarantors attached hereto) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

            (b) Each reference to "this First Amendment," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the First Amendment Effective Date refer to the Credit Agreement as amended hereby.

            (c) The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this First Amendment.

2. AMENDMENTS AND ADDITIONS TO THE CREDIT AGREEMENT. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the First Amendment Effective Date (as defined in Section 6):

            (a) AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT. The definitions set forth in Section 1.01 of the Credit Agreement are amended as follows:

                  (i) The second sentence of the definition of "Consolidated EBITDA" is amended so as to read in full as follows:

            All of the foregoing categories shall be calculated with respect to the Company and its Subsidiaries and shall be calculated (without duplication) over the four fiscal quarters next preceding the date of calculation thereof other than the calculation of Consolidated EBITDA pursuant to Section 7.13 which shall be calculated for the fiscal quarter of the Company ending most recently prior to the date of determination thereof.

                  (ii) The definition of "P&H Acquisition Agreement" is amended so as to read in full as follows:

            "`P&H Acquisition Agreement' shall mean, collectively, the Stock Purchase Agreement dated March 9, 1998, by and among the Company, P&H and the shareholders of P&H identified therein, and the Purchase Agreement dated March 9, 1998, by and among the limited partners of the P&H Partnership, the Company, P&H Partnership, 1-800-Flowers Acquisition Corp. and Peter G. Rice, in each case as amended by the P&H Amendment Agreements."

                  (iii) The definition of "Revolving Credit Commitment" is amended such that the reference therein to the figure $12,000,000 is replaced with a reference to the figure $5,000,000.

                  (iv) The definition of "Revolving Credit Commitment Termination Date" is amended so as to read in full as follows.

            "`Revolving Credit Commitment Termination Date' shall mean the earlier of (i) the date of the closing of the Initial Public Offering or (ii) July 3, 2000."

                  (v) The definition of "Stock Option Plan" is amended so as to read in full as follows:

            "`Stock Option Plan' shall mean the P&H Non-Qualified Stock Option Agreement dated as of February 28, 1998 between P&H and the option holders named therein, as amended by the P&H Amendment Agreements."

                  (vi) The definition of "Stockholders Agreement" is amended so as to read in full as follows:

            "`Stockholders Agreement' shall mean the Stockholders Agreement dated April 3, 1998 by and among P&H, the Company, Peter G. Rice and other individuals set forth on Schedule A thereto, as amended by the P&H Amendment Agreements."

                  (vii) The definition of "Term Loan Maturity Date" is amended so as to read in full as follows:

            "`Term Loan Maturity Date' shall mean the earlier of (i) the date of the closing of the Initial Public Offering or (ii) July 3, 2000."

                  (viii) The definition of "Interest Rate Margin" is hereby amended to delete the text "the fifth Business Day following the day of delivery of the financial statements to the Lender for the third fiscal quarter ending March 28, 1999" and to substitute the date "August 31, 1999" in place thereof.

                  (ix) The definition of "LC Margin" is hereby amended to delete the text "the fifth Business Day following the date of delivery of the financial statements for the third fiscal quarter ending March 28, 1999" and to insert the date "August 31, 1999" in place thereof.

                  (x) The definition of "Unused Fee Rate" is hereby amended to delete the text "the fifth Business Day following the date of the delivery of the financial statements for the third fiscal quarter ending March 28, 1999" and to insert the date "August 31, 1999" in place thereof.

            (b) ADDITIONS TO SECTION 1.01 OF THE CREDIT AGREEMENT. Section 1.01 of the Credit Agreement is amended by the addition of the following terms:

                  (i) "First Amendment" shall mean the First Amendment to Credit Agreement dated as of May 20, 1999 by and between the Company and the Lender.

                  (ii) "First Amendment Effective Date" has the meaning set forth in Section 6 of the First Amendment.

                  (iii) "Initial Public Offering" shall mean the Company's initial sale of its common stock in a firm commitment underwritten public offering pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended, in which the aggregate gross proceeds to the Company (prior to deduction of offering expenses but after deductions of underwriting discounts and commissions) are at least $25,000,000.

                  (iv) "Liquidity Account" shall mean one or more accounts maintained by the Company with the Lender or an Affiliate of the Lender the contents of which are comprised of cash deposits or Eligible Investments.

                  (v) "P&H Amendment Agreements" shall mean (a) the First Amendment to Stockholders' Agreement dated as of March 27, 1999 by and among P&H, the Company and the Persons listed on the signature pages thereto; (b) the Second Amendment to Stockholders' Agreement dated as of May 17, 1999 by and among P&H, the Company and the Persons listed on the signature pages thereto,
(c) the First Master Amendment to the Plow & Hearth, Inc. Nonqualified Stock Option Agreements dated as of March 27, 1999 by and among P&H and the Persons listed on the signature pages thereto; (d) the Second Master Amendment to the Plow & Hearth, Inc. Nonqualified Stock Option Agreements dated May 17, 1999 by and among P&H and the Persons listed on the signature pages thereto; and (e) the Master Amendment to the Plow & Hearth, Inc. Incentive Stock Option Agreements dated as of May 17, 1999 by and among P&H and the Persons listed on the signature pages thereto.

                  (vi) "Recapitalization" shall mean the consummation of the transactions contemplated in the Recapitalization Consent.

                  (vii) "Recapitalization Consent" shall mean the Consent and Amendment No. 1 to Investment Agreement dated as of May 20, 1999 among Chase Venture Capital Associates, the Company and Mr. James F. McCann.

                  (viii) "Restated Financial Statements" has the meaning set forth in Section 6 of the First Amendment.

                  (ix) "Second Restated Certificate" shall mean the Second Amended and Restated Certificate of Incorporation of the Company.

                  (x) The definition of "Total Commitment" is amended so as to read as follows:

            "`Total Commitment' shall mean, at any time after the First Amendment Effective Date, the aggregate of the Commitments in effect at such time, which, as of the First Amendment Effective Date, shall be $23,000,000."

            (c) AMENDMENT TO SECTION 2.02 OF THE CREDIT AGREEMENT. The first sentence of Section 2.02 of the Credit Agreement is amended such that the reference therein to EXHIBIT A is replaced with a reference to EXHIBIT A to the First Amendment.

            (d) AMENDMENT TO SECTION 2.04 OF THE CREDIT AGREEMENT. Section 2.04 of the Credit Agreement is amended as follows:

                  (i) The first sentence of Section 2.04 of the Credit Agreement is amended such that the reference therein to EXHIBIT B is replaced with a reference to EXHIBIT B to the First Amendment.

                  (ii) The fourth sentence of Section 2.04 of the Credit Agreement is amended so as to read in full as follows:

            "The Term Note shall (a) be dated the Closing Date, (b) be stated to mature on the Term Loan Maturity Date and (c) be payable as to principal in full on the Term Loan Maturity Date."

            (e) AMENDMENT TO SECTION 2.05 OF THE CREDIT AGREEMENT. Section 2.05 of the Credit Agreement is amended by the addition of a new subsection (e) thereto, to read in full as follows:

            "(e) LETTERS OF CREDIT OUTSTANDING ON REVOLVING CREDIT COMMITMENT TERMINATION DATE. If Letter of Credit shall remain outstanding on the Revolving Credit Commitment Termination Date, then on the Revolving Credit Commitment Termination Date the Company shall provide Cash Collateral to the Lender, pursuant to a cash collateral agreement having terms that are reasonably satisfactory to the Lender and the Company, in the face amount remaining undrawn on the Revolving Credit Commitment Termination Date of such outstanding Letter of Credit.

            (f) AMENDMENT TO SECTION 7.10 OF THE CREDIT AGREEMENT. Section 7.10 of the Credit Agreement is amended by the addition of the following sentence at the end thereof:

            Notwithstanding the foregoing provisions of this Section 7.10, the Company or any of its Subsidiaries may make such changes in its accounting policies and procedures which underlie or are reflected in the Restated Financial Statements, provided such changes are permitted by and in accordance with GAAP.

            (g) AMENDMENT TO SECTION 7.13 OF THE CREDIT AGREEMENT. Section 7.13 of the Credit Agreement is amended so as to read in full as follows:

            "SECTION 7.13. FINANCIAL CONDITION COVENANT.

            (a) CONSOLIDATED EBITDA. Permit, on any date of determination, the aggregate balance in the Liquidity Account to be less than $40,000,000, unless the Consolidated EBITDA for the fiscal quarter of the Company ending most recently prior to such date of determination shall have exceeded the amount set forth below in reference to such fiscal quarter (in which case it shall not be required that any minimum Liquidity Account balance be maintained) (bracketed amount ([ ]) is negative):

                  FISCAL QUARTER                     MINIMUM CONSOLIDATED
                                                            EBITDA
                  --------------                     --------------------
                June 27, 1999                              $4,000,000
                September 26, 1999                       [$2,800,000]
                December 26, 1999                          $4,000,000
                March 26, 2000                               $950,000
                July 2, 2000                               $8,100,000

            (b) MAXIMUM UNFUNDED CONSOLIDATED CAPITAL EXPENDITURES. Permit Unfunded Consolidated Capital Expenditures of the Company and its Subsidiaries to exceed $5,000,000 in the aggregate during the period commencing March 28, 1999 through July 2, 2000; provided, however, the Company shall not be subject to the foregoing limitation so long as the aggregate balance in the Liquidity Account is $40,000,000 or greater.

            (h) AMENDMENT TO SECTION 7.15 OF THE CREDIT AGREEMENT. Section 7.15 of the Credit Agreement is amended by the addition of the following sentence at the end thereof:

            Notwithstanding the foregoing provisions of this Section 7.15, this Section

            7.15 shall not (x) restrict the Company or any Subsidiary of the Company from consummating any redemption, repurchase of, or payment or other distribution in respect of, any capital stock of the Company or any such Subsidiary (or any warrant or option for the purchase thereof) provided for in Section 2.1 of the Recapitalization Consent as in effect on the date hereof or (y) restrict the Company from declaring or paying any dividend or distribution or otherwise making any payment or distribution on account of any capital stock of the Company to the extent provided in Article IV of the Second Restated Certificate as in effect on the date hereof.

            (i) AMENDMENT TO SECTION 7.16 OF THE CREDIT AGREEMENT. Section 7.16 is amended by the addition of the following sentence at the end thereof:

            Notwithstanding the foregoing provisions of this Section 7.16, nothing contained in this Section shall restrict the Company from
            (x) entering into that certain Investors' Rights Agreement dated as of May 20, 1999 with Mr. James F. McCann and Mr. Christopher G. McCann and the persons designated as Investors on the signature pages thereto or (y) consummating the transactions contemplated in
            Section 2.1 of the Recapitalization Consent or the First Amendment.

3. WAIVERS UNDER LOAN DOCUMENTS. Subject to the terms and conditions set forth herein, the Lender hereby irrevocably grants the following waivers in respect of the Loan Documents:

            (a) The Lender hereby irrevocably waives any noncompliance prior to the First Amendment Effective Date with the covenants set forth in Section 7.13 of the Credit Agreement and any Default or Event of Default arising as a result of any such noncompliance; provided, however that (i) Consolidated Net Income for the nine month period ended March 28, 1999 was not less than [$7,600,000] (excluding the Company's redeemable Class C Common Stock dividends) and (ii) Consolidated Net Worth (calculated inclusive of the Company's Class C Common Stock) at March 28, 1999 was not less than $10,900,000 (bracketed amount ([ ]) is negative).

            (b) The Lender hereby irrevocably waives any breach of or noncompliance with any representation, warranty, covenant or other provision of any Loan Document and any Default or Event of Default in each case otherwise arising at any time prior to or on or after the First Amendment Effective Date as a result of the restatement of the financial statements of the Company and its Subsidiaries reflected in the Restated Financial Statements or as a result of the implementation of the changes in accounting policies and procedures underlying or reflected in such restatement.

4. CONSENTS. Notwithstanding the terms and any provisions in the Loan Documents to the contrary, the Lender hereby consents to the consummation of the transactions contemplated in Section 2.1 of the Recapitalization Consent.

5. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lender as follows:

            (a) No Default or Event of Default has occurred and is continuing after giving effect to Sections 2, 3 and 4 of the First Amendment.

            (b) The execution, delivery and performance by the Company of this First Amendment and the Credit Agreement, as amended by this First Amendment, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

            (c) This First Amendment and the Credit Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

            (d) The Restated Financial Statements were prepared in conformity with Generally Accepted Accounting Principles, applied on a consistent basis (after giving effect to the changes in accounting policies and procedures underlying or reflected in the Restated Financial Statements), and present fairly the consolidated financial condition and consolidated results of operations of the Company and its Subsidiaries as of the dates of such financial statements and for the periods to which they relate.

6. CONDITIONS OF EFFECTIVENESS.

            (a) The effectiveness of Sections 2, 3 and 4 of this First Amendment shall be subject to the satisfaction or waiver of each of the following conditions precedent on or prior to May 20, 1999, the date on which all such conditions shall have been satisfied or waived being the "First Amendment Effective Date":

                  (i) The Company shall have executed and delivered to the Lender an Amended and Restated Revolving Credit Note, substantially in the form of EXHIBIT A hereto, in exchange for the existing Revolving Credit Note, endorsed to reflect cancellation thereof, which Lender shall promptly deliver to the Company after the First Amendment Effective Date.

                  (ii) The Company shall have executed and delivered to the Lender an Amended and Restated Term Note, substantially in the form of EXHIBIT B hereto, in exchange for the existing Term Note, endorsed to reflect cancellation thereof, which Lender shall promptly deliver to the Company after the First Amendment Effective Date.

                  (iii) The Lender shall have received from each Guarantor an executed counterpart of the attached Consent and Agreement of Guarantor.

                  (iv) The Lender shall have received the following (collectively the "Restated Financial Statements"): (i) the audited restated consolidated balance sheet of the Company and its Subsidiaries and the related restated consolidated statement of income, retained earnings and cash flow of the Company and its Subsidiaries for the fiscal year ended June 28, 1998, which shall have been audited by Ernst & Young, independent certified public accountants, as reflected in an audit report dated on or about the First Amendment Effective Date and (ii) the audited restated consolidated balance sheet of the Company and its Subsidiaries and the related restated consolidated statement of income, retained earnings and cash flow of the Company and its Subsidiaries for the nine-month fiscal period ended March 28, 1999, which shall have been audited by Ernst & Young, independent certified public accountants, as reflected in an audit report dated on or about the First Amendment Effective Date and which nine month statements shall indicate that (i) Consolidated Net Income for the nine month period ended March 28, 1999, was not less than [$7,600,000] (excluding the Company's redeemable Class C Common Stock dividends) and (ii) Consolidated Net Worth (calculated inclusive of the Company's Class C Common Stock) at March 28, 1999, was not less than $10,900,000 (bracketed amount ([ ]) is negative).

                  (v) The Lender shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of the Company dated the First Amendment Effective Date certifying that the representations and warranties in
Section 5 hereto are true and correct as of the First Amendment Effective Date.

                  (vi) The representations and warranties by the Company and each of its Subsidiaries pursuant to the Credit Agreement and the other Loan Documents to which each is a party shall be true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to Sections 2, 3 and 4 of the First Amendment, with the same effect as though such representations and warranties had been made on and as of such date unless such representation is as of a specific date, in which case, as of such date.

            (b) From and after the First Amendment Effective Date, each of the outstanding Term Note and the outstanding Revolving Credit Note shall be superseded and replaced by each of the Amended and Restated Term Note and the Amended and Restated Revolving Credit Note, respectively, both being delivered pursuant to Section 6(a) of this First Amendment. Both the previously outstanding Term Note and previously outstanding Revolving Credit Note will be deemed cancelled upon the occurrence of the First Amendment Effective Date. Except as expressly amended or otherwise modified pursuant hereto, the Credit Agreement and each other Loan Document shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

            (c) The Lender will notify the Company of the occurrence of the First Amendment Effective Date.

7. MISCELLANEOUS.

            (a) The Company acknowledges and agrees that the execution and delivery by the Lender of this First Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

            (b) This First Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights and obligations under this First Amendment without the prior written consent of the Lender.

            (c) This First Amendment shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts or choice of law.

            (d) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Lender or the Company of a facsimile transmitted document purportedly bearing the signature of the Lender or the Company shall bind the Lender or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

            (e) This First Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This First Amendment supersedes all prior drafts and communications with respect hereto or thereto. This First Amendment may not be amended except in accordance with the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     1-800-FLOWERS.COM, INC.


                                     By:
                                        ----------------------------------------
                                     Title: Treasurer and Vice President-Finance


                                     THE CHASE MANHATTAN BANK


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------

                       CONSENT AND AGREEMENT OF GUARANTORS

            Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing First Amendment to Credit Agreement (the "FIRST AMENDMENT") is not required, but each of the undersigned nevertheless does hereby consent to the foregoing First Amendment and to the documents and agreements referred to therein. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the each of the Pledge Agreements executed by the undersigned in the Lender's favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                    GUARANTORS:

                                    800-FLOWERS, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    1-800-FLOWERS RETAIL INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    FRESH INTELLECTUAL PROPERTIES, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    800-GIFTHOUSE, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    1-800-FLOWERS TEAM SERVICES, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    TELEWAY, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    BLOOMLINK SYSTEMS, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    1-800-FLOWERS ACQUISITION CORP.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    ST. CLAIRE FLORAL CO., INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    FLORAL WORKS, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    AMALGAMATED CONSOLIDATED ENTERPRISES, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    THE PLOW & HEARTH, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    C.M. CONROY COMPANY, INC.

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    CONROY'S ACQUISITION CORPORATION

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance

                                    CONROY'S, INC.

                                    By:
                                       -----------------------------------------

                                    Title: Treasurer and Vice President-Finance

                                    FLORISTS' CAPITAL CORPORATION

                                    By:
                                       -----------------------------------------
                                    Title: Treasurer and Vice President-Finance